NETWORK REAL ESTATE OF CALIFORNIA, INC.
                      1990 NON-QUALIFIED STOCK OPTION PLAN

1. PURPOSE. The purpose of this 1990 Non-Qualified Stock Option Plan (the "Plan") is to advance the interests of Network Real Estate of California, Inc. (the "Company") and its shareholders by affording certain officers, key employees, affiliates and non- affiliates (collectively "Optionees") of the Company and its subsidiaries (collectively the "Company"), upon whose judgment, initiative, and efforts and Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.

2. ADMINISTRATION. The Plan shall be administered by a Committee consisting solely of not less than one nor more than five members of the Board of Directors of the Company (the "Committee" and the "Board," respectively) who are "disinterested persons" as defined in Rule 16b-3 of the Rules and Regulations of the Securities and Exchange Commission. Members of the Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the board, and may resign at any time upon written notice to the board. In accordance with the provisions of the Plan, the Committee shall (I) select the Optionees to whom options shall be granted,
      (ii) determine the number of shares to be subject to each option, the time at which the option is to be granted, the option exercise price, the option period and, subject to the provisions of Section 7, the manner in which the option becomes exercisable, and (iii) fix such other provisions of the option as the Committee may deem necessary or desirable. The Committee shall determine the form of the option agreement to evidence each option. The Committee from time to time may adopt such rules and regulations for carrying out the purpose of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and shall provide copies to the Board.

The Board may from time to time make such changes in and additions to the Plan as it may deem proper and in the best interests of the Company provided that no such change or addtion shall impair any option previously graned under the Plan or alter the method of detrmining the option exercise price described in Section 6, and that no change or addition shall be made by the Board which would cause the Plan not to meet the requirements of Rule 16b-3 of the Rules and Regualtions of the Securiteies and Exchange Commission. Each detemination, interpretation, or other action made or taken by the Committee shall be final, conclusive, and binding on all persons including, without limitation, the Company, the shareholders, the Committee and each of the members thereof, and the directors, officers, and employees of the Company, and the Optionees and their respective successors in interest.


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3.    THE SHARES. For the purpose of the Plan, the Board is authorized to issue and sell up to 60,000,000 of the Company's Common Shares, par value $.001 per share ("Common Shares"), either treasury or authorized but unissued shares, or the number and kind of shares of stock or other securities which, in accordance with Section 9, shall be substituted for such shares or to whcih such shares shall be adjusted. The Committee is authorized to grant opinions hereunder with respect to such shares. All or any unsold shares subject to an option which for any reason expires or otherwise trminates may again be made subject to option under the Plan.

4. ELIGIBILITY. Options shall be granted only to elected or appointe offficers or other key employees or affiliates and non-affitliates of the Company designated by the Committee from time to time as Otionees, including, without limitation, members of the Board who are also such officers or key employees. Any Optionee may hold more than one option to purchase Common Shares, whether such options is held pursuant to the Plan or otherwise.

5. GRANT OF OPTIONS. Upon termination by the Committee that an option is to be granted to an optionee, written notice shall be given such Optionee, specifying, the number of the other terms and conditions of such option. The option shall be deemed granted as of the date specified in the grant resolution of the committee, and the related option agreement evidencing such option shall be dated as of the date of such resolution.

6. OPTION EXERCISE PRICE. The per share price to be paid by the Optionee at the time an option is exercised shall range from a minimum of 25% to 100% of the Fair Market Value of one share of the optioned Common Shares on the date the option is granted. The amount of discount form the Fair Market Value of the optioned Common Shares shall be detrmined by the Committee at the time of grant. In no evnet shall the price per share to be paid by the Optionee be elss than 25% of the Fair Market Value determined by the Committee for employees shall be based upon, among other things, the Optionee's position and responsiblitities within the Company, the Optionee's performance over the specified time period, the Optionee's years of service with the Company, and the compensation received by individuals employed by other firms in positions comparable to the Optionee's postions. Non-empoyee optionees may be granted a discount from Fair Market Value based upon, among other things, the value of services rendered to the Company and the Compensation Committee's judgment of such optionees' importance to the business and operations of the Company. For purposes of theis Plan, "Fari Market Value' means, with respect to the date concerned (or the next following trading day if the date concerned is not a trading day); (a) if the Common Shares are then reported on the National Association of Securities Dealers Automated Quotation System, the mean between the bid and asked prices on such date; or (b) if the Common shares are then listed on a national securities exchange, the closing price on such date; or (c) the average of the highes tor lowest reported by such other responsible reporting service as the Compensation Committee may select.

7.    DURATION OF OPTIONS.


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      A. The option period shall be fixed by the Committee, but in no event shall such period be more than ten years from the date the option is granted. No option may be exercised during the first year after its grant. During each of the next four years of the option period, the option may be exercised for no more than 50% of the total shares subject to option, provide however that such rights to exercise the option shall be cumulative. The number of options exercisable during each year of the option period may reduced to as little as 10% per year at the discretion of the Compensation Committee. Notwithstanding the foregoing, if during the term of an option (but not within six months of the date of grant) (i) the company shall merge or consolidate with any other Company and shall not be the surviving Company; (ii) the Company shall transfer all or substantially all of its assets to any other persons; or (iii) more than 50% of the Company's outstanding voting shares shall have been purchased by any other person, the Committee may provide for the acceleration of the right to exercise such option prior to the anticipated effective date of any of such transactions.

      B. All options granted hereunder shall terminate and may no longer be exercised if the Optionee is an employee on the date of grant and ceases to be an employee of the Company or a member of the Board, except (i) if an Optionee who is not also a member of the Board shall be terminated involuntarily for any reason other than death, he may, at any time before expiration of 30 days after such termination or before expiration of the option, whichever shall first occur, exercise the option to the extent that the option was exercisable by him on the date of the termination of his employment; and (ii) if the Optionee dies while an employee of the Company or a member of the Board or within 30 days after the involuntary termination of his employment with the Company, such option may be exercised by the Optionee's heir(s) or legal representative(s) before the expiration of 12 months after his death or of the option's full term, whichever shall first occur, to the extent that the Optionee was entitled to exercise the option on the date of his death; however, notwithstanding the provisions of Section 7(a), the committee may, in its sole direction, provide for the acceleration of the right to exercise any portion of such option to any date within such 12-month period, but no such acceleration shall extend the term of any such option. Options granted to non-employees may not be terminated, except in the event of death of the Optionee, in which case the options will be exercisable by the Optionee's heir(s) or legal representative(s) as set forth above.

8.    MANNER OF OPTION EXERCISE.

      A. An option may be exercised by the Optionee, in whole or in part from time to time, subject to the conditions contained herein, and in the agreement evidencing such option, by giving written notice of exercise to the company at its principal executive office and by paying in full the total purchase price for the shares purchased. Thereupon, the Optionee's name shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership.


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      B. At the time of the option exercise, the Optionee may determine whether the total purchase price of the shares to be purchase shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired Common Shares, or by a combination total purchase price in while or in part with previously acquired Common Shares, the value of such shares shall be equal to their Fair Market Value on the date of exercise. The Committee shall have the discretion to reject an Optionee's election to pay all or part of the exercise purchase price of an option with previously acquired Common Shares and may require such purchase price to be paid entirely in cash.

      C. The exercise of an option shall be conditioned upon the receipt from the Optionee (or, in the event of death, his heirs(s) or legal representative (s)) of a representation that at the time of such exercise, it is the intent of such person(s) to acquire the shares for investment and not with a view to distribution; provided, however, that the receipt of this representation shall not be required upon exercise of the option in the event that at the time of such exercise, the shares subject to the option shall be covered by an effective and current registration statement under the Securities Act of 1933, as amende. The certificates for unregistered shares issued for investment shall be restricted by the company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company. Further, the company shall not be required to sell or issue any shares under any outstanding option of in the sole opinion of the Committee, (I) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or (ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such shares.

9. ADJUSTMENTS FOR CHANGES IN COMMON SHARES. In the event that the outstanding Common Shares of the company (other than shares held by dissenting stockholders) should be changed into or exchanged for a different number or kind of shares of stock or other securities of the company, or if further changes or exchanges of any stock or other securities into which such Common Shares shall have been changed, or for which it shall have been changed, or for which it shall have been exchanges, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split up, combination of shares, or otherwise), then for each Common Share of the company subject to the Plan (whether or not such shares are at the time subject to outstanding options) there shall be substituted and exchanged therefore the number and kind of shares of stock or other securities into which each outstanding Common Shares of the Company (other than shares held by dissenting stockholders) shall be so changed ore exchanged. In the event of any such changes or exchanges, then if the Committee in its sole discretion should determine that in order to prevent dilution or enlargement of right under the Plan, an adjustment should be made in the number, kind, or option exercise price of the shares of stock or other securities then subject or potentially subject to an option or options, such adjustment shall be made and shall be effective and binding for all purposes of the Plan.


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10.   SUPPLEMENTAL BONUS. As to each option granted pursuant to the Plan, the company may grant a supplemental bonus to the Optionee in respect of 50% of the total shares covered by such options which are purchased earliest in time pursuant to exercise(s) of such option (the "Qualifying Shares:). Such supplemental bonus will be granted at such time (s) as such option is exercised as to Qualifying Shares in an amount equal to 60% of the difference between the exercise price and the Fair Market Value of such Qualifying Shares in an amount equal to 60% of the difference between the exercise price and the Fair Market Value of such Qualifying Shares on the date of exercise. Such supplemental bonus shall not be paid directly to the Optionee but shall be credited to the appropriate referral and state income tax withholding accounts maintained on the books and records of the company for such Optionee in the following manner: whatever applicable taxes are required to be withheld on the date of exercise shall be so credited on such date (not toe exceed the mental bonus, if any, shall be so credited at the end of the calendar year in which such exercise date occurs. Amount so credited shall in due course be paid to the appropriate federal and state tax authorities. To be eligible for this supplemental bonus, the Optionee must be an employee to the Company at the time of exercise.

11. FINANCIAL ASSISTANCE. In the event the Optionee receives the supplemental bonus described in paragraph 10 hereof and requires additional financial assistance in order to exercise option (s) granted, the committee shall be empowered to grant, at any time or form time to time, loans in an amount equal to 50% of the total Option Exercise Price. The Optionee shall not be required to grant financial assistance in the form of loans to any Optionee and shall have complete discretion to accept or deny any loan application, such decision will be final and binding on the Optionee. All loans shall carry interest at the "statutory" rate, which rate shall be that imputed on non-interest bearing loans by nus Code of 1986, as amended. The terms of repayment of any loans granted by the Committee shall be established at the time of grant by the committee, subject to the requirement that any loan made to an employee Optionee shall be immediately due and payable in the event the Optionee leaves the employment of the Company while any principal or interest shall be outstanding.

12. NON-TRANSFERABILITY OF OPTION. No option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, and then only to the extent provided in Section 7 (b) (ii). Any attempt to transfer any option shall void the option. An option shall be exercisable during the Optionee's lifetime only by the Optionee or by the Optionee's guardian or other legal representative.

13. RIGHTS AS A SHAREHOLDER. No person shall have any rights as a shareholder with respect to any Common Shares covered by an option granted pursuant to the Plan until the person shall have become the holder of record of such shares, and no adjustments shall be made for cash dividends or other distribution or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

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14.   NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans or programs entered into by the Company. This plan shall be construed to be an addition to any and all such other plans or programs. Neither the adoption of the Plan by the board nor the submission of the Plan to the shareholders of the company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such additional compensation arrangements as the board may deem necessary or desirable.

15. EFFECTIVE DATE AND TERMINATION DATE OF PLAN. The Plan shall be effective on the date it is approved by a resolution adopted by the affirmative vote of the holders of a majority of the outstanding Common Shares. Except as to options previously granted and outstanding under the Plan, the Plan Options then outstanding may continue to be exercised in accordance with their terms. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any options then outstanding under the Plan.

16. GOVERNING LAWS. The Plan and all rights and obligations hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.